[photo of highway ramps]

                   Annual Report September 30, 2000

Oppenheimer
New York Municipal Fund


                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fears of higher inflation and rising yields early in the period gave way to a more positive outlook and a bond market rally by fiscal year-end.
Rising demand and a falloff in supply helped to keep municipal prices high during the latter part of the fiscal year.
The economy in New York, like that of the nation, continued to expand.


    CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

12  Financial
    Statements

32  Independent
    Auditors' Report

33  Federal
    Income Tax
    Information

34  Officers and
    Trustees


Average Annual
Total Returns*
For the 1-Year Period
Ended 9/30/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
4.78%         -0.20%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
3.98%         -0.99%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
3.97%         2.98%

*See Notes on page 10 for further details.

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
New York
Municipal Fund


Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER NEW YORK MUNICIPAL FUND

PRESIDENT'S LETTER


   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
October 20, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]
Portfolio Manager
Jerry Webman


Q How would you characterize the results for Oppenheimer New York Municipal Fund for the fiscal year that ended September 30, 2000?
A. After a challenging beginning to the 12-month period for both the Fund and municipal securities markets, matters took a turn for the better and ended on a considerably stronger note. For the full period, the Fund delivered a total return in line with the overall market while providing a strong income stream throughout the year.

Why was the environment "challenging" initially? Why did the situation improve later on?
Initially, heated economic growth gave rise to concerns that the rate of inflation might accelerate. Responding to the prospect of higher inflation, investors began to demand higher yields from all fixed income securities, including municipal bonds from New York issuers. Since bond yields and prices move in opposite directions, the value of most bonds fell.
   To preempt the possibility of rising inflation, the Federal Reserve Board (the Fed) boosted key short-term interest rates by 0.25% in November 1999, as well as in February and March 2000. By April, early signs hinted at a potential slowing of the economy, taking some pressure off bond yields. Finally, in May 2000, the Fed raised short-term rates by an additional 0.50%, the largest rate hike since 1994. Reassured by this event, investors allowed yields to decline further; the effect was most pronounced for issues with longer maturities (e.g., 20 to 30 years). As yields declined, prices rose and the municipal market rallied.


3 | OPPENHEIMER NEW YORK MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER


What other factors influenced the municipal markets during the period?
The supply-demand relationship played a key role in the value of municipal securities. Initially, corporate and institutional investors were drawn to the rising yields offered by non-municipal issuers, consequently lowering demand for municipal securities. This, in turn, helped push municipals' prices down even further.
   As the period progressed, however, the strong economy enabled New York State and its many municipalities to forgo refinancing old debt and limited their need to issue new debt. At the same time, yields on municipal securities, when compared to yields on U.S. Treasury securities, remained high, attracting individual investors to the marketplace. With supply at low levels and demand on the rise, prices of municipal securities increased noticeably after May 2000.

How did you manage the Fund in response to these economic and market factors? Early on, we believed that the Fed was on the right track and would ultimately succeed in reining in inflationary pressures. Nonetheless, faced with rising interest rates and a declining market, we assumed a cautious stance, purchasing securities with shorter maturities. To help keep the Fund's income stream high, we traded lower yielding holdings for higher yielding ones. We maintained this stance through the first three quarters of the fiscal year, so the Fund did not participate as fully as it might have in the market rally that occurred in the spring.
   By summer, it had become increasingly evident to us that the Fed's actions were having the desired effect. We repositioned the portfolio for a more positive environment of stable economic growth and lower rates of inflation. As a result, the Fund's total return showed marked gains in the final quarter of the fiscal year.


[callout]
"We focused on high grade securities in the 15- to 20-year maturity range, which offer much of the capital appreciation potential of longer term securities, but with less volatility."


4 | OPPENHEIMER NEW YORK MUNICIPAL FUND

What segments of the New York municipal market did you find most attractive?
We focused primarily on high grade securities in the 15- to 20-year maturity range, which offer much of the capital appreciation potential of the longest term securities (e.g., 25- to 30-year maturities) but have tended to be less volatile. A substantial portion of the Fund's assets were invested in higher education bonds, insured utilities issues and other high quality revenue bonds, while the balance was focused in the most creditworthy general obligation bonds: those of New York State and New York City.

What do you foresee for the New York municipal market and the Fund?
Our near term outlook is mildly cautious. We are optimistic that the Fed will keep inflation from spiraling out of control, but are not certain that it has completed its course of interest rate hikes. As for New York, we are very positive. The state's economy continues to expand. Cash flows are strong, in many cases exceeding state or municipal budgets, so the fiscal outlook is good.
   As always, we will continue to look for opportunities to keep the income stream high and to participate in capital appreciation. In our view, this active, total return approach is what makes Oppenheimer New York Municipal Fund part of The Right Way to Invest.


Average Annual
Total Returns
For the Periods Ended 9/30/00(1)

Class A
1-Year  5-Year 10-Year
-----------------------------
-0.20%  4.14%  6.13%

Class B        Since
1-Year  5-Year Inception
-----------------------------
-0.99%  4.03%  4.10%

Class C        Since
1-Year  5-Year Inception
-----------------------------
2.98%   4.32%  4.47%

-----------------------------

Standardized Yields(2)
For the 30 Days Ended 9/30/00
-----------------------------
Class A            4.95%
-----------------------------
Class B            4.43
-----------------------------
Class C            4.43


1. See notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.


5 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Top Five Industries(4)
-----------------------------------------------------------
Higher Education                                      16.6%
-----------------------------------------------------------
Electric Utilities                                    12.6
-----------------------------------------------------------
General Obligation                                    11.3
-----------------------------------------------------------
Highways                                               8.9
-----------------------------------------------------------
Marine/Aviation Facilities                             6.7


Credit Allocation(3)

[pie chart]
AAA             28.9%
AA              14.6
A               29.1
BBB             12.6
BB              10.4
B                2.8
Other            1.6


3. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation includes securities rated by national ratings organizations as well as unrated securities (currently 13.87% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.
4. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are based on total market value of investments.


6 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer New York Municipal Fund performed relatively well, delivering a total return on par with the overall market. A weak bond market throughout much of the period can be attributed to signs of strong economic growth and concerns about higher rates of inflation. Following a series of interest rate hikes by the Federal Reserve, indications of a less robust economy and thus, less inflationary pressure, led to a bond market rally. Adding to the strength of the rally was a reduction in the supply of municipal bonds, which helped to keep prices relatively high. Responding to the early period difficulties, the Fund pursued a shorter average maturity, which helped to cushion it against the impact of rising yields and falling prices, while employing selected techniques to boost yield. Maintaining this cautious approach, the Fund underperformed its peer group when the market rallied in the spring of 2000. Performance improved markedly, however, in the final quarter as management pursued a longer average maturity and repositioned the portfolio for a more positive interest rate environment going forward.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on March 1, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer New York Municipal Fund (Class A)    Lehman Brothers Municipal Bond Index
09/30/90   9525                                            10000
12/31/90   9883                                            10431
03/31/91  10127                                            10667
06/30/91  10313                                            10895
09/30/91  10757                                            11319
12/31/91  11112                                            11698
03/31/92  11065                                            11733
06/30/92  11632                                            12177
09/30/92  11886                                            12502
12/31/92  12183                                            12729
03/31/93  12646                                            13202
06/30/93  13076                                            13634
09/30/93  13618                                            14095
12/31/93  13785                                            14293
03/31/94  12937                                            13508
06/30/94  12927                                            13657
09/30/94  12865                                            13751
12/31/94  12573                                            13554
03/31/95  13565                                            14512
06/30/95  13852                                            14862
09/30/95  14098                                            15289
12/31/95  14787                                            15920
03/31/96  14612                                            15728
06/30/96  14674                                            15849
09/30/96  15035                                            16212
12/31/96  15399                                            16625
03/31/97  15365                                            16585
06/30/97  15940                                            17157
09/30/97  16356                                            17674
12/31/97  16810                                            18153
03/31/98  16997                                            18362
06/30/98  17227                                            18642
09/30/98  17724                                            19214
12/31/98  17789                                            19329
03/31/99  17960                                            19501
06/30/99  17626                                            19156
09/30/99  17305                                            19080
12/31/99  16996                                            18932
03/31/00  17494                                            19485
06/30/00  17644                                            19780
09/30/00  18132                                            20258

Average Annual Total Return of Class A Shares of the Fund at 9/30/00(1)
1-Year -0.20%   5-Year 4.14%    10-Year 6.13%


Class B
Shares Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer New York Municipal Fund (Class B)    Lehman Brothers Municipal Bond Index
03/01/93  10000                                            10000
03/31/93   9933                                             9894
06/30/93  10231                                            10218
09/30/93  10624                                            10564
12/31/93  10741                                            10712
03/31/94  10052                                            10124
06/30/94  10026                                            10235
09/30/94   9967                                            10306
12/31/94   9722                                            10158
03/31/95  10460                                            10876
06/30/95  10670                                            11138
09/30/95  10839                                            11458
12/31/95  11339                                            11931
03/31/96  11184                                            11788
06/30/96  11210                                            11878
09/30/96  11464                                            12150
12/31/96  11719                                            12460
03/31/97  11672                                            12430
06/30/97  12086                                            12858
09/30/97  12378                                            13246
12/31/97  12697                                            13605
03/31/98  12825                                            13762
06/30/98  12974                                            13971
09/30/98  13322                                            14400
12/31/98  13345                                            14487
03/31/99  13463                                            14615
06/30/99  13196                                            14357
09/30/99  12955                                            14300
12/31/99  12724                                            14189
03/31/00  13097                                            14603
06/30/00  13209                                            14824
09/30/00  13574                                            15183

Average Annual Total Return of Class B Shares of the Fund at 9/30/00(1)
1-Year -0.99%  5-Year 4.03%   Life 4.10%


1. See page 10 for further details.


8 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Class C
Shares Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer New York Municipal Fund (Class C)    Lehman Brothers Municipal Bond Index
08/29/95  10000                                            10000
09/30/95  10110                                            10063
12/31/95  10576                                            10479
03/31/96  10424                                            10353
06/30/96  10445                                            10432
09/30/96  10680                                            10671
12/31/96  10916                                            10943
03/31/97  10871                                            10917
06/30/97  11257                                            11293
09/30/97  11529                                            11633
12/31/97  11826                                            11949
03/31/98  11936                                            12086
06/30/98  12084                                            12270
09/30/98  12399                                            12647
12/31/98  12420                                            12723
03/31/99  12506                                            12836
06/30/99  12259                                            12609
09/30/99  12013                                            12559
12/31/99  11775                                            12461
03/31/00  12097                                            12825
06/30/00  12177                                            13019
09/30/00  12491                                            13334

Average Annual Total Return of Class C Shares of the Fund at 9/30/00(1)
1-Year 2.98%   5-Year 4.32%   Life 4.47%


The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/90 for Class A, 2/28/93 for Class B and 8/31/95 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


9 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's returns may fluctuate and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 8/16/84. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so an individual's account performance may have been higher for that period.

Class B shares of the Fund were first publicly offered on 3/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Financials




11 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  September 30, 2000

                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
================================================================================================
 Municipal Bonds and Notes--98.7%
------------------------------------------------------------------------------------------------
 New York--79.8%
 Allegany Cnty., NY IDA RB, Houghton College
 Civic Facility, 5.25%, 1/15/18                                 NR/BBB  $ 1,500,000  $ 1,365,525
------------------------------------------------------------------------------------------------
 Allegany Cnty., NY IDA RB, Houghton
 College Civic Facility, 5.25%, 1/15/24                         NR/BBB    1,500,000    1,324,605
------------------------------------------------------------------------------------------------
 Erie Cnty., NY IDA Life Care Community RB,
 Episcopal Church Home, Series A, 6%, 2/1/28                     NR/NR    6,700,000    5,538,220
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.83%, 6/1/19(1)                             Aaa/AAA/AAA    6,000,000    2,076,180
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.86%, 6/1/20(1)                             Aaa/AAA/AAA    4,500,000    1,465,470
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.88%, 6/1/21(1)                             Aaa/AAA/AAA    5,810,000    1,780,068
------------------------------------------------------------------------------------------------
 L.I., NY PAU Electric System CAP RB, FSA Insured,
 Zero Coupon, 5.90%, 6/1/22(1)                             Aaa/AAA/AAA   10,000,000    2,881,200
------------------------------------------------------------------------------------------------
 Monroe Cnty., NY IDA RB, DePaul Community
 Facilities, Series A, 5.875%, 2/1/28                            NR/NR    1,800,000    1,461,888
------------------------------------------------------------------------------------------------
 Niagara Falls, NY SDI COP, High School Facilities,
 MBIA-IBC Insured, 5.375%, 6/15/28                         Aaa/AAA/AAA    7,645,000    7,229,112
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 6.724%, 8/1/08(2)                     A3/A-    8,250,000    8,806,875
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 7.702%, 8/1/13(2)                   A3/A-/A    5,000,000    5,337,500
------------------------------------------------------------------------------------------------
 NYC GOB, Inverse Floater, 7.702%, 8/1/14(2)                     A3/A-    8,150,000    8,649,187
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series A, 7.75%, 8/15/16             Aaa/AAA/A+      157,500      164,403
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series D, 7.50%, 2/1/19                Aaa/A/A+    1,295,000    1,365,176
------------------------------------------------------------------------------------------------
 NYC GOB, Prerefunded, Series F, 8.25%, 11/15/17              Aaa/A/A+    8,500,000    8,985,605
------------------------------------------------------------------------------------------------
 NYC GOB, Series B, 8.25%, 6/1/07                             A2/A+/A-    1,750,000    2,089,605
------------------------------------------------------------------------------------------------
 NYC GOB, Series B, FSA Insured, 6%, 10/1/07               Aaa/AAA/AAA    7,500,000    7,791,375
------------------------------------------------------------------------------------------------
 NYC GOB, Unrefunded Balance,
 Series D, 7.50%, 2/1/19                                      A3/A-/A-        5,000        5,243
------------------------------------------------------------------------------------------------
 NYC GORB, Unrefunded Balance,
 Series F, 7.625%, 2/1/14                                     A3/A-/A-        5,000        5,248
------------------------------------------------------------------------------------------------
 NYC GOUN, Prerefunded, Series C,
 Subseries C-1, 7.50%, 8/1/20                                 Aaa/A/A+        5,000        5,340
------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Glenn Gardens Project,
 6.50%, 1/15/18                                                  NR/NR    2,715,634    2,774,890
------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Keith Plaza Project,
 6.50%, 2/15/18                                                  NR/NR    1,783,092    1,822,160
------------------------------------------------------------------------------------------------
 NYC Health & Hospital Corp. RRB,
 AMBAC Insured, Inverse Floater, 6.826%, 2/15/23(2)        Aaa/AAA/AAA   12,500,000   11,765,625
------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, Community
 Resources Development, 7.50%, 8/1/26                            NR/NR    4,000,000    4,081,600


12 | OPPENHEIMER NEW YORK MUNICIPAL FUND


                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
------------------------------------------------------------------------------------------------
 New York Continued
 NYC IDA Civic Facility RB, USTA National
 Tennis Center Project, FSA Insured,
 6.375%, 11/15/14                                          Aaa/AAA/AAA  $ 1,500,000  $ 1,607,115
------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 5.75%, 10/1/36                                              Baa3/BBB-    3,500,000    3,194,940
------------------------------------------------------------------------------------------------
 NYC IDA RRB, Brooklyn Navy Yard Cogen Partners,
 6.20%, 10/1/22                                              Baa3/BBB-    5,000,000    4,998,200
------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, Northwest Airlines, Inc.,
 6%, 6/1/27                                                     Ba2/BB   14,000,000   12,885,320
------------------------------------------------------------------------------------------------
 NYC IDA SPF RB, United Air Lines, Inc. Project,
 5.65%, 10/1/32                                               Baa3/BB+    6,585,000    5,787,227
------------------------------------------------------------------------------------------------
 NYC IDAU Civil Facility RB, YMCA
 Greater NY Project, 5.80%, 8/1/16                         Baa3/NR/BBB    2,470,000    2,475,039
------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.80%, 1/1/16            NR/NR    6,800,000    7,174,136
------------------------------------------------------------------------------------------------
 NYC IDAU RB, Visy Paper, Inc. Project, 7.95%, 1/1/28            NR/NR   13,500,000   14,278,140
------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group
 Assn. Project, 6%, 1/1/15                                    A3/A /A-    6,000,000    6,130,620
------------------------------------------------------------------------------------------------
 NYC IDAU SPF RB, Terminal One Group
 Assn. Project, 6.125%, 1/1/24                                A3/A /A-    3,000,000    3,045,330
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Prerefunded,
 Series A, 7.10%, 6/15/12                                   NR/AAA/AAA      180,000      185,229
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Unrefunded Balance,
 6.75%, 6/15/17                                             Aa3/AA/AA-    2,480,000    2,538,950
------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Unrefunded Balance,
 Series A-1994, 7.10%, 6/15/12                              Aa3/AA/AA-       95,000       97,540
------------------------------------------------------------------------------------------------
 NYS DA RB, Ithaca College, AMBAC Insured,
 5.25%, 7/1/26                                                 Aaa/AAA    5,750,000    5,376,537
------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed
 to Maturity, BIG Insured, 7.375%, 7/1/16                      Aaa/AAA      245,000      292,175
------------------------------------------------------------------------------------------------
 NYS DA RB, Judicial Facilities Lease, Escrowed
 to Maturity, MBIA Insured, 7.375%, 7/1/16                     Aaa/AAA    2,265,000    2,676,664
------------------------------------------------------------------------------------------------
 NYS DA RB, Pooled Capital Program,
 Partially Prerefunded, FGIC Insured,
 7.80%, 12/1/05                                            Aaa/AAA/AAA      895,000      908,246
------------------------------------------------------------------------------------------------
 NYS DA RB, Upstate Community Colleges,
 Series A, 5%, 7/1/28                                        NR/BBB+/A   10,000,000    8,647,000
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS Consolidated-1,
 FSA Insured, 5.375%, 7/1/24                               Aaa/AAA/AAA   19,500,000   18,715,515
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Second Series A,
 5.75%, 7/1/18                                                 Baa1/A-    6,750,000    6,927,457
------------------------------------------------------------------------------------------------
 NYS DA RRB, CUS, Series B, 6%, 7/1/14                         Baa1/A-   10,875,000   11,521,192
------------------------------------------------------------------------------------------------
 NYS DA RRB, Mount Sinai Health,
 Series A, 6.50%, 7/1/25                                  Baa1/BBB+/A-   10,000,000   10,475,700


13 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                              Ratings:
                                                              Moody's/                    Market
                                                             S&P/Fitch    Principal        Value
                                                           (Unaudited)       Amount   See Note 1
------------------------------------------------------------------------------------------------
 New York Continued
 NYS DA RRB, St. Joseph's Hospital Health
 Center, MBIA Insured, 5.25%, 7/1/18                           Aaa/AAA  $ 5,035,000  $ 4,824,235
------------------------------------------------------------------------------------------------
 NYS DA RRB, St. Vincent's Hospital,
 7.375%, 8/1/11                                                Aa2/AAA      120,000      124,987
------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS, Series A,
 5.25%, 5/15/15                                                A3/A /A   23,090,000   23,076,839
------------------------------------------------------------------------------------------------
 NYS DA RRB, SUEFS,
 Series A, 5.25%, 5/15/21                                      A3/A /A    5,010,000    4,853,287
------------------------------------------------------------------------------------------------
 NYS DA SPO Bonds, CUS, Series E,
 FSA Insured, 5.75%, 7/1/11                                Aaa/AAA/AAA    5,955,000    6,381,497
------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series A, 6.60%, 9/15/12                                  Aaa/AAA/AAA      250,000      263,212
------------------------------------------------------------------------------------------------
 NYS EFCPC RB, State Water Revolving Fund,
 Series C, 7.20%, 3/15/11                                    Aa1/A+/AA      350,000      357,651
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Consolidated Edison Co.,
 Series A, 7.50%, 1/1/26                                         A1/A+      280,000      283,374
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, L.I. Lighting Co., Prerefunded,
 Series C, 6.90%, 8/1/22                                       Baa3/A-   10,200,000   10,854,228
------------------------------------------------------------------------------------------------
 NYS ERDAUEF RB, Unrefunded Balance,
 Series A, 7.15%, 12/1/20                                       Ba1/A-    1,990,000    2,077,460
------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series B, Inverse Floater, 9.077%, 7/1/26(2)                  A1/A /A    6,000,000    6,862,500
------------------------------------------------------------------------------------------------
 NYS ERDAUGF RB, Brooklyn Union Gas Co.,
 Series D, MBIA Insured, Inverse Floater,
 6.931%, 7/8/26(2)                                         Aaa/AAA/AAA    3,000,000    2,726,250
------------------------------------------------------------------------------------------------
 NYS ERDAUPC RB, NYS Electric & Gas Project,
 Series A, MBIA Insured, 6.15%, 7/1/26                         Aaa/AAA    4,000,000    4,086,960
------------------------------------------------------------------------------------------------
 NYS GORB, 9.875%, 11/15/05                                   A2/A+/A+      400,000      491,816
------------------------------------------------------------------------------------------------
 NYS HFA RB, MH Secured Mtg. Program-A,
 7.05%, 8/15/24                                                 Aa1/NR      350,000      364,252
------------------------------------------------------------------------------------------------
 NYS HFA RB, Unrefunded Balance, 8%, 11/1/08                    Aaa/A-      420,000      428,324
------------------------------------------------------------------------------------------------
 NYS HFA RRB, Housing Mtg.,
 Series A, 6.10%, 11/1/15                                  Aaa/AAA/AAA   12,170,000   12,526,094
------------------------------------------------------------------------------------------------
 NYS HFA RRB, State University Construction,
 Escrowed to Maturity, Series A, 7.90%, 11/1/06                Aaa/AAA    1,750,000    1,943,532
------------------------------------------------------------------------------------------------
 NYS HFASC Obligation RB, Series A, 6%, 3/15/26                Baa1/A-   10,000,000   10,109,900
------------------------------------------------------------------------------------------------
 NYS LGAC RRB, Series E, 5%, 4/1/21                          A3/AA-/A+      500,000      463,975
------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 69, 5.50%, 10/1/28                                      Aa2/NR    6,370,000    6,056,278
------------------------------------------------------------------------------------------------
 NYS MAG RB, Homeowner Mtg.,
 Series 71, 5.40%, 4/1/29                                       Aa2/NR   20,465,000   19,136,003


14 | OPPENHEIMER NEW YORK MUNICIPAL FUND

                                                              Ratings:
                                                              Moody's/                          Market
                                                             S&P/Fitch    Principal              Value
                                                           (Unaudited)       Amount         See Note 1
------------------------------------------------------------------------------------------------------
 New York Continued
 NYS MAG RB, Inverse Floater, 4.917%, 10/1/24(2)                 NR/NR  $10,000,000       $  8,819,900
------------------------------------------------------------------------------------------------------
 NYS MAG RB, Series 40-B, 6.40%, 10/1/12                        Aa2/NR      500,000            517,880
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Long-Term Health Care,
 Series C, FSA Insured, 6.40%, 11/1/14                     Aaa/AAA/AAA    2,800,000          2,919,056
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 7.70%, 2/15/18                                                  NR/A-      300,000            300,636
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 Series A, FGIC Insured, 6.375%, 8/15/17                   Aaa/AAA/AAA       80,000             83,159
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, MHESF, Unrefunded Balance,
 Series B, 7.875%, 8/15/20                                       A3/NR      340,000            347,596
------------------------------------------------------------------------------------------------------
 NYS MCFFA RB, Prerefunded,
 Series D, 6.45%, 2/15/09                                      Aa2/AAA      320,000            338,653
------------------------------------------------------------------------------------------------------
 NYS MCFFA RRB, MHESF, Unrefunded Balance,
 Series A, 8.875%, 8/15/07                                       A3/A-    1,950,000          1,990,950
------------------------------------------------------------------------------------------------------
 NYS MTAU RB, Transportation Facilities
 Service Contracts, Series 3, 7.375%, 7/1/08                   Baa1/A-      250,000            276,700
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RB, Series X, 6%, 1/1/14                          Aa3/A+   14,510,000         14,647,120
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series A, 5%, 1/1/15                         Aa3/A+    2,000,000          1,920,040
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series B, 5%, 1/1/20                         Aa3/A+      500,000            467,395
------------------------------------------------------------------------------------------------------
 NYS TBTAU GP RRB, Series Y, 5.50%, 1/1/17                      Aa3/A+   15,000,000         15,258,900
------------------------------------------------------------------------------------------------------
 NYS TBTAU SPO RRB, Series A,
 MBIA Insured, 6.625%, 1/1/17                                  Aaa/AAA      500,000            512,195
------------------------------------------------------------------------------------------------------
 NYS UDC CAP RRB, Correctional,
 FSA Insured, 5.25%, 1/1/21                                Aaa/AAA/AAA    1,000,000            944,530
------------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY IDA SWD Facility RRB,
 Solvay Paperboard LLC Project, 7%, 11/1/30                      NR/NR   16,300,000         15,648,815
------------------------------------------------------------------------------------------------------
 Onondaga Cnty., NY RR Agency RB,
 RR Facilities Project, 7%, 5/1/15                             Baa1/NR   16,500,000         16,840,725
------------------------------------------------------------------------------------------------------
 PAUNYNJ Consolidated RRB, 78th Series,
 6.50%, 4/15/11                                             A1/AA-/AA-      250,000            258,873
------------------------------------------------------------------------------------------------------
 PAUNYNJ SPO RRB, KIAC-4 Project,
 Fifth Installment, 6.75%, 10/1/19                               NR/NR   12,600,000         12,741,750
------------------------------------------------------------------------------------------------------
 Suffolk Cnty., NY IDA RRB, Nissequogue
 Cogen Partners Facility, 5.50%, 1/1/23                          NR/NR    3,500,000          2,986,865
------------------------------------------------------------------------------------------------------
 Syracuse, NY IDA Civic Facilities RB,
 Crouse Health Hospital, Inc. Project,
 Series A, 5.375%, 1/1/23                                       NR/BBB    1,000,000            795,190
------------------------------------------------------------------------------------------------------
 TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                Aa2/A /A+   14,750,000         14,796,463
                                                                                          ------------
                                                                                           450,416,417


15 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                              Ratings:
                                                              Moody's/                          Market
                                                             S&P/Fitch    Principal              Value
                                                           (Unaudited)       Amount         See Note 1
------------------------------------------------------------------------------------------------------
 U.S. Possessions--18.9%
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.125%, 10/1/29                                           Aaa/AAA/AAA  $ 7,750,000       $  7,232,378
------------------------------------------------------------------------------------------------------
 Guam PAU RRB, Series A, MBIA-IBC Insured,
 5.25%, 10/1/34                                            Aaa/AAA/AAA   10,000,000          9,527,300
------------------------------------------------------------------------------------------------------
 PR CMWLTH Aqueduct & Sewer Authority RB,
 Escrowed to Maturity, 10.25%, 7/1/09                          Aaa/AAA    1,225,000          1,525,591
------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Prerefunded,
 Series S, 6.50%, 7/1/22                                        NR/AAA    7,000,000          7,371,070
------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB, Series W,
 Inverse Floater, 6.41%, 7/1/10(2)                              Baa1/A    9,000,000          9,438,750
------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU RRB,
 Unrefunded Balance, Series A, 7.75%, 7/1/08                 Baa1/BBB+    1,355,000          1,358,238
------------------------------------------------------------------------------------------------------
 PR CMWLTH Infrastructure FAU Special RRB,
 Unrefunded Balance, Series A, 7.90%, 7/1/07                 Baa1/BBB+       95,000             96,853
------------------------------------------------------------------------------------------------------
 PR CMWLTH Refunding GOUN,
 Series 312, FSA Insured, 6.592%, 7/1/20(3)                     Baa1/A   19,000,000         19,498,750
------------------------------------------------------------------------------------------------------
 PR EPAU CAP RRB, Series N, MBIA Insured,
 Zero Coupon, 5.69%, 7/1/17(1)                                 Aaa/AAA   24,000,000          9,828,240
------------------------------------------------------------------------------------------------------
 PR Housing Bank & Finance Agency SFM RB,
 Homeownership-Fourth Portfolio,
 Escrowed to Maturity, 8.50%, 12/1/18                           Aaa/NR    1,580,000          1,724,649
------------------------------------------------------------------------------------------------------
 PR Industrial Medical & Environmental
 PC Facilities FAU RRB, Special Facilities-American
 Airlines, Series A, 6.45%, 12/1/25                          Baa1/BBB-    1,285,000          1,340,384
------------------------------------------------------------------------------------------------------
 PR Industrial Tourist Educational Medical &
 Environmental Control Facilities RRB, Ana G. Mendez
 University Project, 5.375%, 2/1/19                             NR/BBB    1,000,000            929,400
------------------------------------------------------------------------------------------------------
 PR Industrial Tourist Educational Medical &
 Environmental Control Facilities RRB, Ana G. Mendez
 University Project, 5.375%, 2/1/29                             NR/BBB    2,000,000          1,794,300
------------------------------------------------------------------------------------------------------
 PR Industrial, Tourist, Educational, Medical &
 Environmental Control Facilities RB, Cogen Facilities
 AES Puerto Rico Project, 6.625%, 6/1/26                   Baa2/NR/BBB   11,025,000         11,464,126
------------------------------------------------------------------------------------------------------
 PR POAU RB, American Airlines SPF Project,
 Series A, 6.25%, 6/1/26                                     Baa2/BBB-    8,000,000          8,145,280
------------------------------------------------------------------------------------------------------
 PR Telephone Authority RB, Prerefunded,
 MBIA Insured, Inverse Floater, 6.87%, 1/16/15(2)              Aaa/AAA   10,000,000         10,537,500
------------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19             NR/BBB-    4,970,000          5,094,399
                                                                                          ------------
                                                                                           106,907,208

------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $545,384,375)                               98.7%       557,323,625
------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                                1.3          7,589,861
                                                                        ------------------------------
 Net Assets                                                                   100.0%      $564,913,486
                                                                        ==============================


16 | OPPENHEIMER NEW YORK MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:

CAP       Capital Appreciation                          MAG      Mortgage Agency
CMWLTH    Commonwealth                                  MWFAU    Municipal Water Finance Authority
COP       Certificates of Participation                 MCFFA    Medical Care Facilities Finance Agency
CUS       City University System                        MH       Multifamily Housing
DA        Dormitory Authority                           MHESF    Mental Health Services Facilities
EFCPC     Environmental Facilities Corp.                MTAU     Metropolitan Transportation Authority
          Pollution Control                             NR       Not Rated
EPAU      Electric Power Authority                      NYC      New York City
ERDAUEF   Energy Research & Development                 NYS      New York State
          Authority Electric Facilities                 PAUNYNJ  Port Authority of New York & New Jersey
ERDAUGF   Energy Research & Development                 PAU      Power Authority
          Authority Gas Facilities                      PC       Pollution Control
ERDAUPC   Energy Research & Development                 PFAU     Public Finance Authority
          Authority Pollution Control                   POAU     Port Authority
FAU       Finance Authority                             RB       Revenue Bonds
GP        General Purpose                               RR       Resource Recovery
GOB       General Obligation Bonds                      RRB      Revenue Refunding Bonds
GORB      General Obligation Refunding Bonds            SDI      School District
GOUN      General Obligation Unlimited Notes            SFM      Single Family Mortgage
HDC       Housing Development Corp.                     SPF      Special Facilities
HFA       Housing Finance Agency                        SPO      Special Obligations
HFASC     Housing Finance Agency Service Contract       SUEFS    State University Educational Facilities System
HTAU      Highway & Transportation Authority            SWD      Solid Waste Disposal
IDA       Industrial Development Agency                 TBTAU    Triborough Bridge & Tunnel Authority
IDAU      Industrial Development Authority              UDC      Urban Development Corp.
LGAC      Local Government Assistance Corp.             WSS      Water & Sewer System
L.I.      Long Island


1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $72,944,087 or 12.91% of the Fund's net assets as of September 30, 2000.
3. Represents the current interest rate for a variable or increasing rate security.


17 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments Continued

As of September 30, 2000, securities subject to the alternative minimum tax amount to $178,286,659 or 31.56% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

 Industry                                              Market Value          Percent
-------------------------------------------------------------------------------------
 Higher Education                                      $ 92,856,686             16.6%
 Electric Utilities                                      70,176,716             12.6
 General Obligation                                      63,196,124             11.3
 Highways                                                49,615,470              8.9
 Marine/Aviation Facilities                              37,593,033              6.7
 Manufacturing, Non-Durable Goods                        37,101,091              6.7
 Single Family Housing                                   36,254,709              6.5
 Hospital/Healthcare                                     32,151,692              5.8
 Multi-Family Housing                                    27,597,297              5.0
 Pollution Control                                       20,028,273              3.6
 Resource Recovery                                       16,840,725              3.0
 Special Assessment                                      14,796,463              2.7
 Municipal Leases                                        14,569,846              2.6
 Telephone Utilities                                     10,537,500              1.9
 Water Utilities                                          8,273,769              1.5
 Not-for-Profit Organization                              8,163,754              1.5
 Adult Living Facilities                                  7,000,108              1.3
 Gas Utilities                                            6,862,500              1.2
 Sales Tax                                                1,919,066              0.3
 Sewer Utilities                                          1,788,803              0.3
                                                       ------------------------------
 Total                                                 $557,323,625            100.0%
                                                       ==============================

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2000


===============================================================================================
 Assets

 Investments, at value (cost $545,384,375)--see accompanying statement             $557,323,625
-----------------------------------------------------------------------------------------------
 Cash                                                                                   479,934
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                             9,677,226
 Shares of beneficial interest sold                                                     384,342
 Other                                                                                    4,794
                                                                                   ------------
 Total assets                                                                       567,869,921

===============================================================================================
 Liabilities

 Payables and other liabilities:
 Dividends                                                                            1,714,545
 Shares of beneficial interest redeemed                                                 405,414
 Distribution and service plan fees                                                     336,392
 Trustees' compensation                                                                 186,713
 Shareholder reports                                                                    117,401
 Transfer and shareholder servicing agent fees                                          107,457
 Other                                                                                   88,513
                                                                                   ------------
 Total liabilities                                                                    2,956,435

===============================================================================================
 Net Assets                                                                        $564,913,486
                                                                                   ============

===============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                   $566,380,443
-----------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                 (556,606)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                           (12,849,601)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                          11,939,250
                                                                                   ------------
 Net Assets                                                                        $564,913,486
                                                                                   ============

===============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $509,288,493 and 41,903,837 shares of beneficial interest outstanding)                  $12.15
 Maximum offering price per share (net asset value plus sales charge of 4.75% of
 offering price)                                                                         $12.76
-----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,671,365
 and 4,086,045 shares of beneficial interest outstanding)                                $12.16
-----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,953,628
 and 489,813 shares of beneficial interest outstanding)                                  $12.15


See accompanying Notes to Financial Statements.


19 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2000


===============================================================================================
 Investment Income

 Interest                                                                           $37,823,250

===============================================================================================
 Expenses

 Management fees                                                                      3,186,686
-----------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              1,216,926
 Class B                                                                                604,282
 Class C                                                                                 61,274
-----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                          407,143
-----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                            125,550
-----------------------------------------------------------------------------------------------
 Other                                                                                  263,266
                                                                                    -----------
 Total expenses                                                                       5,865,127
 Less expenses paid indirectly                                                          (25,223)
                                                                                    -----------
 Net expenses                                                                         5,839,904

===============================================================================================
 Net Investment Income                                                               31,983,346

===============================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on:
 Investments                                                                         (9,200,845)
 Closing of futures contracts                                                        (3,674,641)
                                                                                    -----------
 Net realized loss                                                                  (12,875,486)

-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                 5,549,463
                                                                                    -----------
 Net realized and unrealized loss                                                    (7,326,023)

===============================================================================================
 Net Increase in Net Assets Resulting from Operations                               $24,657,323
                                                                                    ===========


See accompanying Notes to Financial Statements.


20 | OPPENHEIMER NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                                           2000             1999
=========================================================================================================
 Operations

 Net investment income                                                      $ 31,983,346     $ 34,880,340
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    (12,875,486)       5,448,607
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                          5,549,463      (56,154,817)
                                                                            -----------------------------
 Net increase (decrease) in net assets resulting from operations              24,657,323      (15,825,870)

=========================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                     (28,683,339)     (29,719,227)
 Class B                                                                      (2,761,971)      (4,077,657)
 Class C                                                                        (280,505)        (276,008)
---------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                         (26,446)              --
 Class B                                                                          (3,232)              --
 Class C                                                                            (311)              --

=========================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                     (60,001,374)       8,969,591
 Class B                                                                     (27,798,244)     (21,968,327)
 Class C                                                                        (418,897)         756,432

=========================================================================================================
 Net Assets

 Total decrease                                                              (95,316,996)     (62,141,066)
---------------------------------------------------------------------------------------------------------
 Beginning of period                                                         660,230,482      722,371,548
                                                                            -----------------------------
 End of period (including overdistributed net investment
 income of $556,606 and $818,678, respectively)                             $564,913,486     $660,230,482
                                                                            =============================

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


 Class A       Year Ended September 30,                  2000            1999            1998            1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79          $12.41          $12.29
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .64             .64             .64             .69             .68
 Net realized and unrealized gain (loss)                 (.09)           (.94)            .40             .37             .12
                                                       ----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .55            (.30)           1.04            1.06             .80
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.64)           (.63)           (.66)           (.68)           (.68)
 Distributions from net realized gain                      --(1)           --              --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.64)           (.63)           (.66)           (.68)           (.68)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17          $12.79          $12.41
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     4.78%          (2.36)%          8.36%           8.78%           6.65%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $509,288        $575,254        $609,183        $634,789        $667,258
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $529,839        $603,604        $621,555        $652,048        $684,981
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   5.45%           5.04%           4.96%           5.49%           5.50%
 Expenses                                                0.89%           0.88%           0.87%(4)        0.86%(4)        0.91%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%             21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER NEW YORK MUNICIPAL FUND

 Class B       Year Ended September 30,                  2000            1999            1998            1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.25          $13.18          $12.79          $12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .53             .54             .55             .59             .60
 Net realized and unrealized gain (loss)                 (.07)           (.94)            .41             .38             .10
                                                       ----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .96             .97             .70
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)           (.59)           (.59)
 Distributions from net realized gain                      --(1)           --              --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)           (.59)           (.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.16          $12.25          $13.18          $12.79          $12.41
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.98%          (3.11)%          7.62%           7.97%           5.77%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $49,671         $78,526        $107,021        $106,459        $101,302
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $60,299         $98,597        $106,130        $104,183        $ 98,488
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.25%           4.21%           4.72%           4.73%
 Expenses                                                1.67%           1.65%           1.63%(4)        1.63%(4)        1.68%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%             21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 Class C       Year Ended September 30,                  2000            1999            1998            1997            1996
=============================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $12.24          $13.17          $12.79          $12.41          $12.30
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .56             .56             .47             .57             .60
 Net realized and unrealized gain (loss)                 (.10)           (.96)            .48             .39             .09
                                                       ----------------------------------------------------------------------
 Total income (loss) from investment
 operations                                               .46            (.40)            .95             .96             .69
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.55)           (.53)           (.57)           (.58)           (.58)
 Distributions from net realized gain                      --(1)           --              --              --              --
                                                       ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         (.55)           (.53)           (.57)           (.58)           (.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $12.15          $12.24          $13.17          $12.79          $12.41
                                                       ======================================================================

=============================================================================================================================
 Total Return, at Net Asset Value(2)                     3.97%          (3.11)%          7.54%           7.95%           5.64%

=============================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $5,954          $6,450          $6,168          $4,749          $2,007
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $6,121          $6,622          $5,420          $3,798            $752
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                   4.68%           4.26%           4.30%           4.67%           4.60%
 Expenses                                                1.66%           1.65%           1.63%(4)        1.63%(4)        1.77%(4)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%             18%             25%             21%             21%


1. Less than $0.005 per share.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


24 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer New York Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek maximum current income exempt from federal, New York State and New York City income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Non-Diversification Risk. The Fund is "non-diversified" and can invest in the securities of a single issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


25 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2008                      $225,130

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2000, a credit of $55,439 was made for the Fund's projected benefit obligations and payments of $11,425 were made to retired trustees, resulting in an accumulated liability of $172,647 as of September 30, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


26 | OPPENHEIMER NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $4,541. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


27 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Year Ended September 30, 2000     Year Ended September 30, 1999
                                  Shares           Amount           Shares           Amount
-------------------------------------------------------------------------------------------
 Class A
 Sold                          4,799,165    $  57,489,455        5,656,270     $ 72,055,946
 Dividends and/or
 distributions reinvested      1,584,670       19,000,614        1,573,355       20,244,395
 Redeemed                    (11,460,124)    (136,491,443)      (6,493,894)     (83,330,750)
                             --------------------------------------------------------------
 Net increase (decrease)      (5,076,289)   $ (60,001,374)         735,731     $  8,969,591
                             ==============================================================
-------------------------------------------------------------------------------------------
 Class B
 Sold                            542,572    $   6,491,530          870,104     $ 11,062,376
 Dividends and/or
 distributions reinvested        148,473        1,780,397          205,324        2,647,249
 Redeemed                     (3,017,091)     (36,070,171)      (2,785,915)     (35,677,952)
                             --------------------------------------------------------------
 Net decrease                 (2,326,046)   $ (27,798,244)      (1,710,487)    $(21,968,327)
                             ==============================================================
-------------------------------------------------------------------------------------------
 Class C
 Sold                            312,646    $   3,730,882          206,146     $  2,644,751
 Dividends and/or
 distributions reinvested         16,775          201,113           16,196          208,516
 Redeemed                       (366,423)      (4,350,892)        (163,755)      (2,096,835)
                             --------------------------------------------------------------
 Net increase (decrease)         (37,002)   $    (418,897)          58,587     $    756,432
                             ==============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $152,972,813 and $246,594,835, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $550,161,830 was:

Gross unrealized appreciation   $ 22,415,712
Gross unrealized depreciation    (15,253,840)
                                ------------
Net unrealized appreciation     $  7,161,872
                                ============


28 | OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended September 30, 2000, was an annualized rate of 0.53%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an Oat-costO basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 September 30, 2000     $335,490        $68,368          $1,081       $164,076        $15,900

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 September 30, 2000               $--                 $205,228                  $4,610

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


29 | OPPENHEIMER NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $1,216,926 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $21,419 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan            $604,282           $481,900     $1,586,367              3.19%
 Class C Plan              61,274             17,447        104,035              1.75


30 | OPPENHEIMER NEW YORK MUNICIPAL FUND

================================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended September 30, 2000.


31 | OPPENHEIMER NEW YORK MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer New York Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer New York Municipal Fund as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Municipal Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
October 20, 2000


32 | OPPENHEIMER NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Distributions of $0.0543, $0.0461 and $0.0462 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 10, 1999, of which $0.0006 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the year ended September 30, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


33 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMER NEW YORK MUNICIPAL FUND


==========================================================================================
 Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board of Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Phillip A. Griffiths, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Clayton K. Yeutter, Trustee
                              Jerry Webman, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

==========================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

==========================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

==========================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

==========================================================================================
 Custodian of                 Citibank, N.A.
 Portfolio Securities

==========================================================================================
 Independent Auditors         KPMG LLP

==========================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer New York
                              Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds
                              Distributor, Inc. at 1.800.525.7048, or visit the
                              OppenheimerFunds Internet website, at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment
                              risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds
                              Distributor, Inc., Two World Trade Center, New York, NY
                              10048-0203.



                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


34 | OPPENHEIMER NEW YORK MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY


=========================================================================================================
Global Equity

                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

=========================================================================================================
Equity

                        Stock                                 Stock & Bond
                        Emerging Technologies Fund            Main Street(R) Growth & Income Fund
                        Enterprise Fund                       Quest Opportunity Value Fund
                        Discovery Fund                        Total Return Fund
                        Main Street(R) Small Cap Fund         Quest Balanced Value Fund
                        Quest Small Cap Fund(1)               Capital Income Fund
                        MidCap Fund                           Multiple Strategies Fund
                        Main Street(R) Opportunity Fund       Disciplined Allocation Fund
                        Growth Fund                           Convertible Securities Fund
                        Capital Appreciation Fund
                        Large Cap Growth Fund                 Specialty
                        Disciplined Value Fund                Real Asset Fund(R)
                        Quest Capital Value Fund              Gold & Special Minerals Fund
                        Quest Value Fund
                        Trinity Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

=========================================================================================================
Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund(2)                    Main Street(R) California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund(2)
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

=========================================================================================================
Money Market(4)

                        Money Market Fund                     Cash Reserves


1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


35 | OPPENHEIMER NEW YORK MUNICIPAL FUND

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INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to
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Internet
24-hr access to account information and transactions(1) www.oppenheimerfunds.com
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OppenheimerFunds Market Hotline
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Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
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Ticker Symbols  Class A: OPNYX  Class B: ONYBX  Class C: ONYCX


1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0360.001.0900  November 29, 2000